Dobson Communications

Power Point Presentation dated January 7, 2004

Slide 2:

                             Dobson Communications

o Largest independent rural provider in U.S.; ninth largest wireless provider overall

o    Markets in 16 states with 11.1 million POPs

     o    1.6 Million subscribers - less penetrated than U.S. average

     o    Largest wireless provider in Alaska

o    Markets characterized by:

     o    Fewer competitors

     o    Adjacent to cities that generate roaming traffic

     o    Abundant, efficient spectrum

Slide 3:

                               Dobson's markets:

[Map of the United States denoting states and towns in which Dobson Communications has a market share]

Alaska:  Anchorage, Fairbanks and Juneau
Arizona:  Phoenix
Washington, D.C.
Kentucky:  Lexington, Louisville
Maryland:  Baltimore
Minnesota:  Diluth
Missouri:  Kansas City
Nevada:  Las Vegas
New York:  Buffalo, New York City, Poughkeepsie, Rochester
Ohio:  Cleveland, Columbus
Oklahoma:  Oklahoma City, Tulsa
Pennsylvania: Philadelphia, Pittsburgh
Texas:  Amarillo, Austin, Dallas/Ft Worth, Houston
Wisconsin:  Grand Rapids, Wausau

Slide 4:

                       Managing for free cash flow growth

1. Local subscriber business is the key to profitability and free cash flow growth.

     a. Grow service revenue with increased subscribers and increased ARPU (average revenue per unit).

     b.   Improve profitability with lower CCPU (cash cost per user).

2.   Manage the roaming business for less risk, more long-term stability.

     a.   Higher margins vs. service revenue, but more exposure to risk.

     b.   More stable roaming from lower-risk properties.

3.   Strengthen balance sheet.

4. Capital expenditures will drop after completion of GSM/GPRS overlay in 2Q04.

5.   Maximize growth of EBITDA and free cash flow.

Slide 5:

                             Recent operating trends

o We've increased service revenue based by growing the subscriber base and stabilizing ARPU.

o Lower roaming rates resulted in our high-margin roaming revenue being reduced in absolute terms and even more as a percent of total revenue.

o    HOWEVER -

     We have increased EBITDA and EBITDA margins.

Slide 6:

                             Evolving business model
     Dobson Communications and American Cellular consolidated, pro forma

Bar graph reflecting Trailing 12 Months Revenue and EBITDA beginning with first quarter of 2001 through third quarter of 2003, from $200 Million to $1,200 Million and denoting Service revenue +9% year over year (YOY), EBITDA +17% YOY, Roaming revenue (5%) YOY, and Equipment, other revenue ($ in millions):

                        Service                      Roaming      Equipment,
                        Revenue       EBITDA         Revenue        other
                        +9% YOY       +17% YOY       (5%) YOY      revenue
                        -------       --------       --------      -------
First Quarter 2001      $500          $351   39.6%    $342
Third Quarter 2001       570           367   37.3%     370
Third Quarter 2002       635           403   39.7%     345
Third Quarter 2003       693           473   44.6%     327

Slide 7:

                              Grow service revenue

o    Attract new subscribers with 2.5G products and larger local footprints

     o    GSM/GPRS/EDGE overlay to be completed in Second Quarter 2004

          -  Capital expenditure 2003            $225 Million to $235 Million

          -  Estimated capital expenditure 2004  $90 Million to $120 Million, plus $12 Million
                                                 for acquired NPI markets

     o    Expanded local footprints in Alaska and northern Michigan

          -    Exited markets (CA, MD) where we had limited local footprints

     o    Opportunity to increase ARPU with GSM/GPRS /EDGE

          o    High-speed data service
          o    Handsets and other devices already proven in metro markets
          o Goal: Grow revenue and strengthen margins through increased subs, increased ARPU, lower CCPU

Slide 8:

                       Further increases in profitability

o New roaming agreements include reduced off-network roaming rates for Dobson subscribers.

     o Our customers' off-network roaming will now be directed to even lower-cost networks.
     o    Local and preferred calling plans = 73% of 3Q 2003 gross adds
     o    GSM incollect rates are even lower than TDMA

o    Markets acquired to enhance local service profitability.

     o    Alaska

          -    Anchorage and AK 2 added to Fairbanks and Juneau
          - "Home" market is now statewide; no more off-network roaming in AK.

     o    Michigan

          - MI 5 and NPI expands footprint to the east and south of current markets
          -    Transition to GSM will further reduce off-network roaming expense

Slide 9:

                          Monthly profit per subscriber

Bar graph reflecting Monthly profit per subscriber beginning with third quarter of 2001 through third quarter of 2003, from $0 to $25 and noting profit per subscriber +28% since 3Q01 +$4.40 per subscriber, ARPU and CCPU.

                       Profit per subscriber
                       +28% since 3Q01
                       +$4.40 per subscriber       ARPU            CCPU
                       ---------------------       ----            ----
Third Quarter, 2001       $15.95                  $41.70          $25.75
Third Quarter, 2002        19.23                   41.82           22.59
Third Quarter, 2003        20.35                   41.39           21.04

2001-2003 profitability gains were based primarily on reduced CCPU; future opportunities are likely to result from combination of increased ARPU and marginal reductions in CCPU.

Slide 10:

                       Stabilize and grow roaming revenue

o    Rates set by long-term agreements

o Lower GSM/GPRS roaming rates increase the incentive for roaming partners to leverage the Dobson network.

     o    GSM roaming rates are significantly below current TDMA.

     o T-Mobile's 1900 MHz handsets can immediately roam on Dobson networks in N Michigan (NPI), NE Oklahoma and SE Kansas.

o    Opportunity for additional 1900 MHz and CDMA builds in selected markets

o Revenue potential will improve when multiple-mode GSM/GPRS handsets become industry standard

o    Dobson has traded out of markets with highest overbuild risk.

Slide 11:

                           Balance sheet strengthened

$550 Million  Bank debt reduced with proceeds from sale of five properties to
              Verizon wireless (2002)

$168 Million  Repurchased preferred stock and $11.5 Million in Sygnet 12-1/4%
              senior notes from 3Q2002 through 1Q2003 (Cost: $84 Million)

$229 Million  Eliminated Series AA preferred and accrued dividends as result of
              CA/AK property swap (June 2003)

$682 Million  Eliminated ACC debt with the restructuring/acquisition of American
              Cellular (August 2003)

$46 Million   Repurchased 12-1/4% preferred stock in December 2003 (Cost: $49
              Million, cash on hand)

------
$1.7 Billion

Slide 12:

                                            Capital structure

                      Dobson Communications Corporation: $300 Million 10-7/8% Senior notes (2010)
                                                         $650 Million 8-7/8% Senior notes (2013)
                                                         $61 Million 12-1/4% Sr. preferred (2008)
                                                         $188 Million 13% Sr. PIK preferred (2009)
                                                         $122 Million Series F convertible pref. (2016)
--------------------------------------------------       ------------------------------------------------------
Dobson Cellular Systems Inc.                             American Cellular Corporation
     Credit Facility:  $550 Million out./                     Credit Facility:  $900 Million 10% Senior Notes (2011)
     $150 Million available                                   $18 Million 9-1/2% Notes
     Sygnet 12-1/4% Notes - $5.2 Million


Slide 13:

                                  Looking ahead

2Q04    Complete GSM/GPRS overlay

        o       More attractive handset selection and calling plans
        o       Will provide additional clarity on roaming MOUs and mix

2004 Grow and increase profitability of local service revenue; stabilize and grow roaming revenue

2004    Short-term pressure on EBITDA

        o       Final significant step-down in TDMA rates (December 2003)
        o       Migration of roaming partners' subscribers to GSM/GPRS

2004    Significantly stronger free cash flow in 2004

        o       Lower capital expenditures
        o       Continued, smaller reductions in CCPU

2005    Stronger growth in revenue, EBITDA and FCF

Slide 14:

                               Improved liquidity

Line and point graph beginning October 2002 through December 2003 reflecting daily price and daily volume of Dobson's stock.

Dobson's S-3 Registration Statement effective September 17, 2003 reflecting 44 Million shares issued to American Cellular bondholders and 28.5 Million shares transferred to Bank of America.

Slide 15:

                            Ownership and governance

(Millions)                   Shares          Ownership           Voting
----------                   ------          ---------           ------
DCC LP, other Officers*         22.1             15%                61%
Public**                       125.6             85%                39%
--------                       -----             ---                ---
Total                          147.7            100%               100%

----------------

*  Includes 19.4 Million Class B shares
** Assumes conversion of $122 Million in Series F preferred

o    New board of directors will have 7 members

     o    2 Dobson family members
     o    3 Independent directors elected by all classes of owners
     o    2 New independent directors elected by Class A owners only

o Audit Committee and majority of Compensation Committee composed of independent directors